UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	000-24051	94-3211687
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

3990 Westerly Place, Suite 200

Newport Beach, California 92660

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1        Press Release dated May 1, 2003 reporting 2003 first quarter earnings.

Item 9.    Regulation FD Disclosure.

On May 1, 2003, United PanAm Financial Corp (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under Item 12 (Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8126. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp. (Registrant)

Dated: May 1, 2003	By:	/s/ GARLAND KOCH
Name: Garland Koch Title: Chief Financial Officer

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